UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2005

CDKNet.Com, Inc.
(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation or organization)

0-27587	22-3586087
Commission File No.	(IRS Employer Identification No.)

948 US Highway 22
North Plainfield, NJ 07060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 769-3232

40 Marquette Drive, Smithtown, NY 11787
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 7.01. Regulation FD Disclosure.

 On March 29, 2005, officers of the registrant presented information concerning its Arkados, Inc. subsidiary at the Second Annual Silicon East Summit. The slides from the presentation are furnished as Exhibit 99.1 to this report.

Certain statements in the slide presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management's expectations and are based on currently available information. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and such statements. These risks and uncertainties include, but are not limited to, the following: overall conditions in the semiconductor market; the expansion of the consumer digital entertainment electronics market; our ability to introduce new products on a timely basis and to deliver products that perform as anticipated; risks associated with international sales and international contractors; the failure to place orders consistent with forecasts; our expectations regarding cost structure; pricing pressures; hardware or software deficiencies; our dependence on subcontractors for assembly, manufacturing, packaging and testing functions; our ability to make continued investments in research and development; foreign currency fluctuations; the retention of key employees; acceptance of powerline communication technology by consumers; progress of competing technologies such as wireless; potential regulatory hurdles; limited operating history of the company; reliance on third parties in our semiconductor development and fabrication; long development cycles and the availability of financing necessary to fund development, production and sales. These and other factors affecting the company are discussed in more detail in the Registrant’s reports filed with the Securities and Exchange Commission.

The information in this current report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This current report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD. The registrant undertakes no duty to update the information in this report.

Item 9.01. Exhibits.

Exhibits

99.1	Arkados, Inc. March 29, 2005 Silicon East Summit Presentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

CDKNET.COM, INC.

Dated: March 29, 2005	By:	/s/ Kirk Warshaw
Kirk Warshaw, CFO
Title

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